EXHIBIT 10

               U. S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION

1. MODIFICATION NO.: M007       TO CONTRACT/ORDER NO.:   072368-96-
B-0741
2  a. DATE ISSUED:   04/13/98   b. REQUEST NO.:      98-02453
   c. FINANCE NO:    Varies     SSN/TIN:  16-1068506 PARENT TIN: 16-0338330

3. CONTRACTOR:                     4. ISSUED BY:
   ROY GLOSSER                        U S POSTAL SERVICE
   AMERICAN LOCKER SECURITY           PURCHASING & MATERIALS SERVICE CENTER
   PO BOX 489                         3300 S PARKER RD SUITE 400
   JAMESTOWN  NY 14702-0489           AURORA CO  80014-3500

   (800) 828-9118                     FOR INFORMATION CALL:
                                      Michele P. Schuemann
                                      303/369-1228       Fax 303/369-1207
                                      mschuema@email.usps.gov
                                      ACO CODE:  072368

The above number contract/order is modified as set forth in Block 6, by supplement agreement entered into pursuant to authority of the Contracting Officer. The contractor is required to sign and return one copy of this modification to the Issuing Office.

6. DESCRIPTION OF MODIFICATION:

   REFERENCE:  NATIONAL CONTRACTS - CENTRAL DELIVERY EQUIPMENT

   1. Extend contract for an additional 1-year term beginning 04/15/98 through 04/14/99.
   2. Incorporate new pricing and minimum quantities as listed below:

   PRICING IS EFFECTIVE FOR A 6-MONTH PERIOD ONLY:

   CBU TYPE I                      $868.00
   CBU TYPE II                      899.00
   CBU TYPE III                     930.00

   OPL                             $245.00

   OPL REPLACEMENT PEDESTAL        $ 75.00

   BEGINNING WITH ORDERS RECEIVED ON APRIL 15, 1998, A MINIMUM QUANTITY OF 15,000 CBUs (COMBINATION OF ANY TYPE) WILL BE PURCHASED AND SHIPPED NO LATER THAN AUGUST 1, 1998.

   Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.

7. ACCOUNTS PAYABLE DATA    X    is not,          is changed, see

   The supplier is not X is required to sign and return an original and 6 copy(ies) of this modification to the issuing Office (See Block 4).

8. SIGNATURES:  SUPPLIER                     U.S. POSTAL SERVICE

   /S/ ROY J. GLOSSER      4/14/98           /S/  ROY C. SANDUSKY      4/14/98
   -------------------------------           ---------------------------------
   Signature               Date              Signature                 Date


   ROY J. GLOSSER                            ROY C. SANDUSKY
   -------------------------------           ---------------------------------
   Name of Person Authorized to Sign Title   Contracting Officer